Exhibit 99.2

(Dollar amounts in millions)	OSB	Siding	EWP	Other	Corporate	Total
Quarter to Date Ended December 31, 2009

Sales	$113.7	$86.2	$44.1	$31.1	—	$275.1

Depreciation and amortization	8.9	4.4	3.1	2.7	0.7	19.8
Cost of sales and selling and administrative	119.6	77.3	49.6	30.4	20.4	297.3
(Gain) loss on sale or impairment of long lived assets					(0.4)	(0.4)
Other operating credits and charges, net					8.9	8.9

Total operating costs	128.5	81.7	52.7	33.1	29.6	325.6

Income (loss) from operations	(14.8)	4.5	(8.6)	(2.0)	(29.6)	(50.5)

Total non-operating income (expense)					(11.8)	(11.8)

Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(14.8)	4.5	(8.6)	(2.0)	(41.4)	(62.3)

Provision (benefit) for income taxes					(17.7)	(17.7)
Equity in (income) loss of unconsolidated affiliates	2.2	—	0.5	(0.5)	—	2.2

Income (loss) from continuing operations	$(17.0)	$4.5	$(9.1)	$(1.5)	$(23.7)	$(46.8)

Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$(17.0)	$4.5	$(9.1)	$(1.5)	$(23.7)	$(46.8)
Income tax benefit					(17.7)	(17.7)
Investment income					(6.0)	(6.0)
Realized gain on long term investments					(18.7)	(18.7)
Interest expense, net of capitalized interest					18.3	18.3
Depreciation and amortization	8.9	4.4	3.1	2.7	0.7	19.8

EBITDA from continuing operations	(8.1)	8.9	(6.0)	1.2	(47.1)	(51.0)

Stock based compensation expense	0.2	0.2	0.1	—	1.4	1.9
(Gain) loss on sale or impairment of long lived assets					(0.4)	(0.4)
Other operating credits and charges, net					8.9	8.9
Other than temporary asset impairment					0.2	0.2
Early debt extinguishment					21.1	21.1

Adjusted EBITDA from continuing operations	$(7.9)	$9.1	$(5.9)	$1.2	$(15.9)	$(19.3)

Quarter to Date Ended December 31, 2008

Sales	$109.1	$76.0	$45.2	$19.9	$—	$250.2

Depreciation and amortization	9.0	3.9	3.9	1.9	1.3	20.0
Cost of sales and selling and administrative	129.0	83.1	53.7	19.6	15.4	300.8
(Gain) loss on sale or impairment of long lived assets					(0.5)	(0.5)
Goodwill impairment					273.5	273.5
Other operating credits and charges, net					22.6	22.6

Total operating costs	138.0	87.0	57.6	21.5	312.3	616.4

Income (loss) from operations	(28.9)	(11.0)	(12.4)	(1.6)	(312.3)	(366.2)

Total non-operating income (expense)					(20.3)	(20.3)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(28.9)	(11.0)	(12.4)	(1.6)	(332.6)	(386.5)

Provision (benefit) for income taxes					(48.3)	(48.3)
Equity in (income) loss of unconsolidated affiliates	2.2		(0.5)	(0.3)	—	1.4

Income (loss) from continuing operations	(31.1)	(11.0)	(11.9)	(1.3)	(284.3)	(339.6)

Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	(31.1)	(11.0)	(11.9)	(1.3)	(284.3)	(339.6)
Income tax benefit					(48.3)	(48.3)
Investment income					(6.9)	(6.9)
Interest expense, net of capitalized interest					12.8	12.8
Depreciation and amortization	9.0	3.9	3.9	1.9	1.3	20.0

EBITDA from continuing operations	(22.1)	(7.1)	(8.0)	0.6	(325.4)	(362.0)

Stock based compensation expense	0.3	0.2	0.1	0.1	1.7	2.4
(Gain) loss on sale or impairment of long lived assets					(0.5)	(0.5)
Other operating credits and charges, net					22.6	22.6
Other than temporary asset impairment					27.4	27.4
Goodwill impairment					273.5	273.5

Adjusted EBITDA from continuing operations	$(21.8)	$(6.9)	$(7.9)	$0.7	$(0.7)	$(36.6)

(Dollar amounts in millions)	OSB	Siding	EWP	Other	Corporate	Total
Year Ended December 31, 2009

Sales	$406.2	$373.8	$157.7	$117.0	$—	$1,054.7

Depreciation and amortization	35.2	18.5	12.2	10.7	3.4	80.0
Cost of sales and selling and administrative	427.9	326.0	177.8	104.1	73.1	1,108.9
(Gain) loss on sale or impairment of long lived assets					(2.5)	(2.5)
Other operating credits and charges, net					1.6	1.6

Total operating costs	463.1	344.5	190.0	114.8	75.6	1,188.0

Income (loss) from operations	(56.9)	29.3	(32.3)	2.2	(75.6)	(133.3)

Total non-operating income (expense)					(36.1)	(36.1)

Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(56.9)	29.3	(32.3)	2.2	(111.7)	(169.4)

Provision (benefit) for income taxes					(63.4)	(63.4)
Equity in (income) loss of unconsolidated affiliates	8.7		0.9	1.4		11.0

Income (loss) from continuing operations	(65.6)	29.3	(33.2)	0.8	(48.3)	(117.0)

Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	(65.6)	29.3	(33.2)	0.8	(48.3)	(117.0)
Income tax benefit					(63.4)	(63.4)
Realized gain on long term investments					(18.7)	(18.7)
Investment income					(26.1)	(26.1)
Interest expense, net of capitalized interest					71.6	71.6
Depreciation and amortization	35.2	18.5	12.2	10.7	3.4	80.0

EBITDA from continuing operations	(30.4)	47.8	(21.0)	11.5	(81.5)	(73.6)

Stock based compensation expense	0.7	0.6	0.5	—	5.6	7.4
(Gain) loss on sale or impairment of long lived assets					(2.5)	(2.5)
Other operating credits and charges, net					1.6	1.6
Other than temporary asset impairment					2.0	2.0
Early debt extinguishment					20.7	20.7

Adjusted EBITDA from continuing operations	$(29.7)	$48.4	$(20.5)	$11.5	$(54.1)	$(44.4)

Year Ended December 31, 2008

Sales	$621.5	$423.8	$234.5	$96.4	$—	$1,376.2

Depreciation and amortization	49.6	20.5	15.8	9.0	5.5	100.4
Cost of sales and selling and administrative	715.8	400.5	259.4	90.9	80.0	1,546.6
(Gain) loss on sale or impairment of long lived assets					9.0	9.0
Goodwill impairment					273.5	273.5
Other operating credits and charges, net					90.3	90.3

Total operating costs	765.4	421.0	275.2	99.9	458.3	2,019.8

Loss from operations	(143.9)	2.8	(40.7)	(3.5)	(458.3)	(643.6)

Total non-operating income (expense)					(109.7)	(109.7)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(143.9)	2.8	(40.7)	(3.5)	(568.0)	(753.3)

Provision (benefit) for income taxes					(202.0)	(202.0)
Equity in (income) loss of unconsolidated affiliates	11.3		(0.5)	3.2		14.0

Income (loss) from continuing operations	(155.2)	2.8	(40.2)	(6.7)	(366.0)	(565.3)

Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	(155.2)	2.8	(40.2)	(6.7)	(366.0)	(565.3)
Income tax benefit					(202.0)	(202.0)
Investment income					(38.4)	(38.4)
Interest expense, net of capitalized interest					49.1	49.1
Depreciation and amortization	49.6	20.5	15.8	9.0	5.5	100.4

EBITDA from continuing operations	(105.6)	23.3	(24.4)	2.3	(551.8)	(656.2)

Stock based compensation expense	1.3	0.7	0.6	0.1	7.0	9.7
(Gain) loss on sale or impairment of long lived assets					9.0	9.0
Other operating credits and charges, net					90.3	90.3
Other than temporary asset impairment					118.6	118.6
Goodwill impairment					273.5	273.5

Adjusted EBITDA from continuing operations	$(104.3)	$24.0	$(23.8)	$2.4	$(53.4)	$(155.1)